SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 10, 2001


                                  MESTEK, INC.
               (Exact name of registrant as specified in charter)



Pennsylvania                          1-448                         25-0661650
(State or other jurisdiction  (Commission File Number)           (IRS Employer
of incorporation)                                           Indentification No.)



260 North Elm Street
Westfield, Massachusetts                                                01085
(Address of principal executive offices)                             (Zip Code)


        Registrant's telephone number including area code (413) 568-9571





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ITEM 5.  OTHER EVENTS.

         On January 10, 2001, Mestek, Inc. ("Mestek"). issued a press release regarding the Stock Purchase Agreement with respect to the purchase by Alpha Technologies Group, Inc of all of Mestek's stock in its National Northeast Corporation subsidiary. Mestek hereby incorporates by reference the information set forth in the above joint press release dated January 10, 2001, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements.

         Not Applicable.

         (b)      Pro Forma Financial Information.

         Not Applicable.

         (c)      Exhibits.

Exhibit
Number            Description
99.1              Press Release dated January 10, 2001







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SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MESTEK, INC.



Date:  January 10, 2001             By:  /s/  Stephen M. Shea
                                    --------------------------------------------
                                    Stephen M. Shea
                                    Senior Vice President - Finance
                                    (Principal Financial and Accounting Officer)